Exhibit 99

Central Federal Corporation Annual Stockholders Meeting Wednesday May 29, 2019 Columbus Cleveland Cincinnati Fairlawn Columbiana County

FORWARD LOOKING STATEMENTS Comments made in this presentation include “forward-looking statements ”within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in good faith by us. Forward-looking statements include, but are not limited to:(1) projections of revenues, income or loss, earnings or loss per common share, capital structure and other financial items; (2) plans and objectives of the management or Boards of Directors of Central Federal Corporation (the “Holding Company”)or CFBank, National Association(“CFBank”);(3) statements regarding future events, actions or economic performance ;and(4)statements of assumptions underlying such statements. Words such as "estimate," "strategy," "may," "believe," "anticipate," "expect," "predict," "will," "intend," "plan," "targeted, "and the negative of these terms, or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying such  statements. Various risks and uncertain ties may cause actual results to differ materially from those indicated by our forward-looking statements. For factors that could cause actual results to differ from our forward-looking statement, please refer to “Risk Factors” in the Company's Form 10-K and other reports filed with the SEC.

2018 Highlights. Performance Highlights -2018 .Increase in Net Income Before Taxes of 54% .Loan growth of 36% .EPS (fully diluted) was $1.00 .Book Value increased by 11% .Geographic Expansion .Currently operate in four (4) major  Ohio Metro Markets Columbus, Cleveland, Cincinnati, Akron -Canton. Expanded our Cincinnati Market presence with second location .Also have presence in two (2) Community Bank locations

2018 Highlights Continued .Mortgage Lending (Residential).Invested in building and expanding our residential mortgage lending business. .CFBank has a national mortgage origination platform. Realizing results, as evidenced by net gains on sales of loans of: $1.9 million for 2018 $1.5 million for 1st Qtr. 2019, up 388% compared to 1stQtr. Of 2018 .Scale and Size contributing to Earnings Growth .Surpassed $700 million asset threshold in 1stQtr. of 2019..Both Commercial & Mortgage offer improving economies of scale

CFBANK is a UNIQUE Banking Franchise. This uniqueness is responsible for driving our current and future Growth & Success. TWO Businesses with Synergistic elements .National Commercial Bank .Plus a growing National Residential Mortgage Lender. .Has sophisticated, full service products & services. Able to compete effectively with Regional Banks, i.e. .Commercial & CRE Lending .Equipment Leasing .Cash Management. Interest Rate Swaps. Merchant Processing solutions

CFBANK is a UNIQUE Banking Franchise. CFBank delivery to Business Clients is thru experienced Business Bankers. CFBank attracts high performing Commercial Bankers trained in Regional banks CFBANK IS JUST GETTING REVVED UP!!!!

BOARD AND MANAGEMENTOWNERSHIP *Amount and Nature of Beneficial Ownership Shares Percent Thomas P. Ash, Director 23,764 0.5% Edward W Cochran, Director 304,874 6.9%  James H. Frauenberg, Director 173,086 3.9%  John W. Helmsdoerfer, Chief Financial Officer 35,487 0.8% Robert E Hoeweler, Chairman of the Board, Director 51,851 1.2% Robert H. Milbourne, Director 29,499 0.7% David L. Royer, Director6,650 0.2%  Timothy T. O'Dell, President, Chief Executive, Officer, Director  208,792 4.7% All directors and executive officers as a group (8 persons)  834,003 18.6% **Our Largest Institutional Owner –Alliance Bernstein L.P. 297,290 6.8% •Represents Beneficial Ownership as of April 12, 2019 as reported in the Company’s Proxy Statement dated April 26, 2019**  Source: 13GFiled on 02/13/2019

FINANCIAL HIGHLIGHTS .Keys to Success .Continued earnings improvement. Optimizing balance sheet performance. Maintaining strong credit quality. Continued capital strength to support growth .Driving noninterest income. Achieving operational efficiencies

Income Trends (3,766) (918) 479 1,284 2,437 3,461 5,330 -$6,000 -$4,000 -$2,000 $0 $2,000 $4,000m $6,000 2012 2013 2014 2015 2016 2017 2018 Income (Loss) Before Income Taxes ($ in thousands)

Driving Net Interest Income $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 2012 2013 2014 2015 2016 2017 2018 Net Interest Income ($ in thousands)

Optimizing Balance Sheet Growth .Quality loan growth has been critical to our success and driving net income .Credit quality remains strong while we prudently grow the balance sheet $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2012 2013 2014 2015 2016 2017 2018 Assets ($ in thousands) $50,000 $150,000 $250,000 $350,000 $450,000 $550,000 $650,000 2012 2013 2014 2015 2016 2017 2018 Total Loans ($ in thousands) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2012 2013 2014 2015 2016 2017 2018 Deposits Interest Bearing Deposits Non-Interest Bearing Deposits ($ in thousands)

Focus on Growth in Noninterest Bearing Deposits $0,$20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2012 2013 2014 2015 2016 2017 2018 Noninterest Bearing Deposits ($ in thousands)

Capital Ratios of CFBank at 12/31/2018 12.37% 10.00% 9.88% 10.50% 0% 2% 4% 6% 8% 10% 12% 14% Actual 12/31/18 Well Capitalized Reg. Standards Phase-In Schedule Fully Phased-In Total Capital to Risk Weighted Assets Basel III -Minimum capital required 11.12% 8.00% 7.88% 8.50% 0% 2% 4% 6% 8% 10% 12% Actual 12/31/18 Well Capitalized Reg. Standards Phase-In Schedule Fully Phased-In Tier 1 (Core) Capital to Risk Weighted Assets Basel III -Minimum capital required 11.12% 6.50% 6.38% 7.00% 0% 2% 4% 6% 8% 10% 12% Actual 12/31/18 Well Capitalized Reg. Standards Phase-In Schedule Fully Phased-In Common Equity Tier 1 capital to Risk Weighted Assets Basel III -Minimum capital required 10.13% 5.00% 4.00% 4.00% 0% 2% 4% 6% 8% 10% 12% Actual 12/31/18 Well Capitalized Reg. Standards Phase-In Schedule Fully Phased-In Tier 1 (Core) Capital to Adjusted Total Assets Basel III -Minimum capital require

Credit Quality Remains Strong .Nonperforming loans (NPL’s) as a percentage of total loans remains low .Net charge-off (recoveries) continue to trend favorably. Criticized and classified loans as a percentage of total loans remains low. Our ALLL as a percentage of loans remains strong at 1.26% at December31,2018 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2012 2013 2014 2015  2016 2017 2018 Nonperforming Loans to Total Loans 0% 5% 10% 15% 20% 2012 2013 2014 2015 2016 2017 2018 Criticized & Classified Loans / Loans 1.43% 0.00% -0.13% -0.02% -0.02% -0.01% -0.01% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2012 2013 2014 2015 2016 2017 2018 Net Charge-offs (Recoveries) / Loans

1st Quarter 2019 .Net Income Increased by 112% vs. 1st quarter 2018 .ROE was 14.6% .Net gains on sales of loans increased by 388% vs 1stQtr. 2018 .Book Value increased by 33 cents per share during the quarter. Achieved ROA of 1%, while investing in expanding our Cincinnati Market Team and presence, along with investment in building our Residential Mortgage Lending Business

IN SUMMARY .Focus remains on optimizing balance sheet and earnings performance .Continued emphasis on maintaining strong credit quality .Opportunities exist to improve noninterest income .Maintain strong capital position. Achieve operational efficiencies

Thank you!